                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-8606

                             Scudder Pathway Series
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                             Two International Place
                        Boston, Massachusetts 02110-4103
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Pathway Series

Pathway Conservative Portfolio

Pathway Moderate Portfolio

Pathway Growth Portfolio

Annual Report to Shareholders

August 31, 2003

Contents

<Click Here> Portfolio Management Review

<Click Here> Portfolio Highlights

<Click Here> Performance Summaries

<Click Here> Portfolio Summaries

<Click Here> Investment Portfolios

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Scudder Pathway Series: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Pathway Series. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Co-Manager of the portfolios.

• Joined Deutsche Asset Management in 1999 and the portfolios in 2002.

• Head of Advanced Research and Quantitative Strategies.

• Over 10 years of investment industry experience.

• MS, Social Science, California Institute of Technology.

• PhD, Political Science, University of California at Irvine.

Inna Okounkova

Vice President of Deutsche Asset Management and Co-Manager of the portfolios.

• Joined Deutsche Asset Management in 1999 and the portfolios in 2002.

• Began investment career in 1999.

• Portfolio manager for asset allocation portfolios.

• MS, Moscow State University.

• MBA, University of Chicago.

Robert Wang

Managing Director of Deutsche Asset Management and Co-Manager of the portfolios.

• Joined Deutsche Asset Management in 1995 and the portfolios in 2002.

• Over 21 years of investment industry experience.

• Portfolio manager for global and tactical asset allocation portfolios, with a focus on quantitative asset allocation, portfolio risk control and derivatives trading management.

In the following interview, Co-Managers Janet Campagna, Robert Wang and Inna Okounkova and Investment Strategist Arnim Holzer discuss the Pathway Series' strategy and the market environment during the 12-month period ended August 31, 2003.

Q: Will you give us an overview of the main political and economic catalysts that affected the financial markets during the past 12 months?

A: The financial markets were affected by a tale of two sorts during the past 12 months. From September through March, the markets had to grapple with the realization that global economic recovery, with the United States as the primary driver, was still a ways off. Consensus forecasts for US gross domestic product growth were adjusted moderately downward for 2003. The economies of Europe were especially sluggish, even though the general expectation was for ongoing stimulative policies. Asia was struck with the SARS virus, which slowed economic activity temporarily. Japan's economy remained depressed. Acknowledging a deterioration in the outlook for the global economy, both the US Federal Reserve Board and the European Central Bank (ECB) cut interest rates by 50 basis points in November. (A basis point is one-hundredth of one percent, so 100 basis points equals 1.00%.) Concerns regarding corporate malfeasance and geopolitical realities, including potential hostilities against Iraq, the spike in oil prices and North Korea's nuclear brinksmanship, weighed heavily on investors.

From April through August, risk aversion appeared to relent. There were signs of improvement in the US economy, and international economies embraced the signals and advanced sharply. The end of active military operations in Iraq seemed to ease investors' fears further and led to a rebound in consumer confidence in both the United States and Europe. Business sentiment improved in the United States, although it remained weak in Europe until July and August, hurt by a stronger euro and sluggish domestic demand. Japan's economy began to improve due to corporate restructuring efforts and better trade performance. Oil prices declined before spiking at the tail end of the fiscal year. The critical catalyst during this period was the Federal Reserve Board. In May, the Federal Reserve Board's statements gave the possibility of deflation, i.e., a decline in the prices of goods and services, some legitimacy. In June, the Federal Reserve Board moderated its stance on deflation and cut the targeted federal funds rate by 0.25% to 1.00% in an effort to "add further support for an economy which it expects to improve over time." (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.) The ECB cut interest rates by 50 basis points to a record low of 2.00%. By the end of the fiscal year in August, the labor markets still did not mirror the positive consumption and capital expenditure statistics. In other words, even though consumers and companies were spending money, nobody was hiring. As a result, the sustainability of the economic recovery beyond the second half of 2003 began to be questioned.

Q: How did this environment affect the stock markets around the world?

A: As we headed into the new fiscal year, the US equity market was experiencing its worst quarter since 1987. The S&P 500 index was down 10.86% for the month of September 2002 alone. The Federal Reserve Board's monetary easing in November, together with a Republican electoral sweep of Congress and favorable year-over-year fourth-quarter earnings comparisons, supported a dramatic six-week recovery of the US equity market from its early October lows. Renewed selling in December wiped out part of the rally's gains, but the S&P 500 index was still up 8.44% for the fourth calendar quarter. As 2003 began, the US equity market stumbled again, with the S&P 500 index down 4.08% for the first two months of the year. Once the military action in Iraq actually began in March, the equity markets began a rally that was sustained over the next several months by better-than-expected corporate earnings reports believed to be driven by ongoing cost cutting, stronger revenue growth and a weaker dollar relative to foreign currencies (which it was hoped would fuel American exports and American jobs to supply exports). The strong message of the Federal Reserve Board that it would use any and all tools to support the economy, along with its 25-basis-point interest rate cut in June, supported equities through the end of the fiscal year. However, concerns about the sustainability of the economic recovery made it difficult for the equity market in the last months of the annual period to breach the highs reached in early June. For the 12 months, the S&P 500 index gained 12.07%. The European equity markets, as measured by the Morgan Stanley Capital International Europe Index, gained 8.62%, and the Japanese equity market, as measured by the Morgan Stanley Capital International Japan Index, gained 6.66% for the annual period.1

1 The Morgan Stanley Capital International Europe Index (MSCI Europe Index) is an unmanaged, capitalization-weighted measure of 16 stock markets in Europe.
The Morgan Stanley Capital International Japan Index (MSCI Japan) is an unmanaged, capitalization-weighted measure of equity securities listed on the Tokyo stock exchange. Index returns assume reinvested dividends and do not reflect fees; it is not possible to invest directly in an index.

Q: How did the bond markets perform over the 12-month period?

A: The bond markets, while providing positive returns for the fiscal year, underperformed equities. US Treasury yields actually increased slightly from the beginning to the end of the fiscal year, with great volatility during the period.

Through much of the first half of the fiscal year, corporate scandals, continued US economic sluggishness, equity market weakness and volatility, and geopolitical instability led risk-averse investors to favor US Treasuries. As concerns about an extended war in Iraq eased, US Treasury yields, which had dropped precipitously in the run-up to the war, gave up some of their yield gains. For example, the 10-year US Treasury started the fiscal year with a 4.14% interest rate, dropped to approximately 3.55% at the start of the war in mid-March, and then ended the first calendar quarter (March 31, 2003) at 3.79%. When the Federal Reserve Board incorporated deflation concerns into its bias in May by stating in its post-meeting press release that "the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level," the impact on the fixed-income markets was dramatic. Ten-year US Treasury yields reached new lows of approximately 3.11% in mid-June. Indeed, US bond yields fell to levels not seen since the 1950s. The ripple effect was felt around the world, with German bond yields, for instance, falling 22 basis points.

After a strong rally, the bond markets struggled in the last three months of the fiscal year. The Federal Reserve Board's conservative 25-basis-point interest rate cut in June and its softened outlook on the risk of deflation led to a market sell-off, and US Treasury yields rose dramatically by July. Compounding matters were economic indicators showing positive momentum toward a stronger second half of 2003. After peaking in mid-August, US Treasury yields declined somewhat by the end of the fiscal year. Ten-year US Treasury yields stood at 4.36% at the end of August. On a duration-adjusted basis, i.e., when the weighted average term to maturity of securities are taken into account, the spread sectors in the Lehman Brothers Aggregate Bond Index - representing mortgage-backed securities, collateralized mortgage-backed securities, asset-backed securities and corporate bonds - outperformed 10-year US Treasury securities for the 12 months ended August 31, 2003.

Q: What were the key strategies you implemented within the portfolios during the annual period?

A: We implemented several key strategies.

• We added 10 new underlying Scudder funds to the range of investments that the portfolios can use and allocated assets into several of the new fund offerings:

• Scudder Fixed Income Fund

• Scudder Short Duration Fund2

• Scudder High Income Plus Fund

• Scudder Equity 500 Index Fund

• Scudder Contrarian Fund

• Scudder-Dreman High Return Equity Fund

• Scudder Small Cap Fund

• Scudder-Dreman Small Cap Value Fund

• Scudder International Select Equity Fund

• Scudder International Equity Fund

2 Scudder Short-Term Fixed Income Fund was renamed Scudder Short Duration Fund on February 28, 2003.

This move enabled us to further diversify the portfolios' risk against that of the blended benchmark, with the goal of improving relative performance. Indeed, each portfolio did improve its relative performance in each month of 2003 year to date. Adding the new underlying funds also allowed us to have more flexibility in managing the portfolios and to take better advantage of Deutsche Asset Management's broad investment capabilities.

• We added a "core strategy" element to the portfolios. Within the fixed-income portion of the portfolios, we moved assets into Scudder Fixed Income Fund from Scudder Income Fund, as the former is more diversified across the fixed-income sector spectrum and its overall credit quality is higher. Within the US equity portion of the portfolios, we moved assets into Scudder Equity 500 Index Fund from Scudder S&P 500 Index Fund3 to maintain equity diversification while lowering underlying fund fees. Serving as the "core" element for small-cap equities and international equities, respectively, were Scudder Small Company Stock Fund and Scudder International Fund.

3 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. This fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. The S&P 500 is an unmanaged group of large-company stocks that is not available for direct investment.

• We moved most of the Conservative Portfolio cash to Scudder Money Market Series from Scudder Cash Investment Trust because of the higher yields it was offering.

• We shifted share classes within several of the underlying funds owned by the portfolios to take advantage of lower fee structures.

• We overweighted the portfolios in equities for most of the annual period. In the fixed-income area, we underweighted cash and overweighted bonds in the Moderate and Conservative Portfolios and slightly underweighted bonds in the Growth Portfolio.

It should also be noted that in implementing our asset allocation strategy, we use a top-down approach, employing a proprietary mix of qualitative and quantitative input to arrive at a view of the securities markets. In deciding which funds to use as underlying funds and in which proportions, we make careful risk management a top priority. As economic prospects began to improve during this annual period, investors embraced what are considered the more high-risk, high-beta sectors of both the equity and fixed-income markets. High-beta sectors are those considered more volatile than the market as a whole. For example, emerging-market international equities, small-cap US equities and high-yield bonds were among the best-performing investment sectors for this fiscal year. This meant that strategies emphasizing thorough risk analysis, such as those used for the Pathway Series, lagged. However, we remain committed to our approach with respect to a long-term investment view.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Highlights

Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and, secondarily, long-term growth of capital by investing substantially in fixed-income mutual funds, with a more moderate exposure to equity funds.

Performance

Pathway Conservative Portfolio had a total return of 6.85% (Class A shares unadjusted for sales charges) for the 12-month period ended August 31, 2003. The portfolio underperformed the 8.24% annual return of the Lipper Income Funds category1 average and the 7.56% annual return of its composite benchmark. The dominant factors affecting returns were the results of the underlying actively managed funds, which hampered performance relative to the benchmarks. The impact of asset allocation was relatively neutral. Detailed performance information is provided in the Performance Summary section. Past performance is no guarantee of future results. (Please see pages 19 through 24 for the performance of other share classes.)

1 Source: Lipper Inc. The Lipper Income Funds category includes funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. It is not possible to invest directly in a Lipper category.

Portfolio Strategy

The fixed income portion of the portfolio (where the weighting was 52% of portfolio assets as of August 31) provided positive absolute returns, with each of the five bond funds we hold delivering gains. Scudder High Income Opportunity Fund and Scudder Income Fund outperformed the Lehman Brothers Aggregate Bond Index, although because of a modest allocation of assets to these funds they had minimal impact on portfolio results. However, we added value by sharply underweighting cash in favor of fixed income, as all five bond funds outperformed the historically low interest rates available through the money market funds.

In the equity portion of the portfolio (where the weighting was 42% of portfolio assets as of August 31), our largest equity holding - Scudder Equity 500 Index Fund, representing nearly 26% of portfolio assets at the end of the fiscal year - fell only slightly short of its benchmark, the S&P 500 index, for the period. Among the actively managed equity funds in the Portfolio, only Scudder Large Company Growth Fund outperformed the S&P 500 index component of the benchmark, but again, because of a modest allocation of assets to this fund, it had a minimal impact on portfolio results. On the other hand, the portfolio was overweight in equity funds for all 12 months of the fiscal year. While this strategy hurt performance during months when the equity market lost ground, it boosted portfolio returns for most of the annual period, as equities were the best-performing asset class overall.

Pathway Moderate Portfolio

Pathway Moderate Portfolio seeks a balance of growth of capital and current income by investing in a mix of money market, bond and equity mutual funds.

Performance

Pathway Moderate Portfolio provided a total return of 8.28% (Class A shares unadjusted for sales charges) for the 12-month period ended August 31, 2003. The portfolio underperformed the 9.02% annual return of the Lipper Balanced Funds category average and the 9.62% annual return of its composite benchmark.2 The dominant factors affecting returns were the results of the underlying actively managed funds, which hampered performance relative to the benchmarks. The impact of asset allocation was relatively neutral. Detailed performance information is provided in the Performance Summary section. Past performance is no guarantee of future results. (Please see pages 25 through 30 for the performance of other share classes.)

2 Source: Lipper Inc. The Lipper Balanced Funds category includes portfolios whose primary objective is to conserve principal by maintaining at all times a balance of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest directly in a Lipper category.

Portfolio Strategy

The fixed income portion of the portfolio (where the weighting was 37% of portfolio assets as of August 31) provided positive absolute returns, with each of the five bond funds we hold delivering gains. Scudder High Income Opportunity Fund and Scudder Income Fund outperformed the Lehman Brothers Aggregate Bond Index, although because of a modest allocation of assets to these funds, they had minimal impact on portfolio results. However, we added value by sharply underweighting cash in favor of fixed income, as all five bond funds outperformed the historically low interest rates available through the money market funds.

In the equity portion of the portfolio (where the weighting was 62% of portfolio assets as of August 31), our largest equity holding - Scudder Equity 500 Index Fund, representing more than 33% of portfolio assets at the end of the fiscal year - fell only slightly short of its benchmark, the S&P 500 index, for the period. Among the actively managed equity funds in the portfolio, only Scudder Large Company Growth Fund outperformed the S&P 500 index component of the benchmark, but again, because of a modest allocation of assets to this fund, it had a minimal impact on portfolio results. On the other hand, the portfolio was overweight in equity funds for nine of the 12 months of the fiscal year. While this strategy hurt performance during months when the equity market lost ground, it boosted portfolio returns for most of the annual period, as equities were the best-performing asset class overall.

Pathway Growth Portfolio

Pathway Growth Portfolio seeks long-term growth of capital by investing primarily in equity mutual funds. The portfolio also invests a portion of assets in fixed-income funds, which offer the potential for capital appreciation as well as income.

Performance

Pathway Growth Portfolio provided a total return of 10.00% (Class A shares unadjusted for sales charges) for the 12-month period ended August 31, 2003. The portfolio underperformed the 13.94% annual return of the Lipper Multi-Cap Core Funds category average and the 11.67% annual return of its composite benchmark.3 The dominant factors affecting returns were the results of the underlying actively managed funds and our asset class allocation, both of which hampered performance relative to the benchmarks. Detailed performance information is provided in the Performance Summary section. Past performance is no guarantee of future results. (Please see pages 31 through 36 for the performance of other share classes.)

3 Source: Lipper Inc. The Lipper Multi-Cap Core Funds category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the US diversified multi-cap equity funds universe average.

Portfolio Strategy

The equity portion of the portfolio (where the weighting was 87% of portfolio assets as of August 31) provided positive absolute returns, with each of the 18 equity funds we hold delivering gains. On a relative basis, our largest equity holding - Scudder Equity 500 Index Fund, representing over 43% of portfolio assets at the end of the fiscal year - fell only slightly short of its benchmark, the S&P 500 index, for the period. However, among the actively managed equity funds in the portfolio, only Scudder Large Company Growth Fund and Scudder Emerging Markets Growth Fund outperformed their benchmark index components (the S&P 500 index and the MSCI EAFE Index, respectively). With only modest allocations of assets to these funds, they had a minimal impact on portfolio results. The underlying small-cap funds experienced the most severe underperformance relative to their benchmark, the Russell 2000 Index, although the portfolio maintained a rather neutral position in small-cap equity funds throughout the annual period. The portfolio was consistently overweighted in US equity funds relative to the benchmark. This strategy was effective, as US equities outperformed fixed income securities for the annual period, as measured by the S&P 500 index and the Lehman Brothers Aggregate Bond Index, respectively. The portfolio was overweighted in international equity funds during the first half of the fiscal year and neutral to slightly underweighted during the second half. Unfortunately, this strategy hurt portfolio performance, as international equity performance was stronger during the second half of the year than during the first. Overall, the portfolio was overweight in equity funds for 10 of the 12 months of the fiscal year. While this strategy hurt performance during months when the equity market lost ground, it boosted portfolio returns for most of the annual period, as equities were the best-performing asset class for the fiscal year as a whole.

In the fixed income portion of the portfolio (where the weighting was 12% of portfolio assets as of August 31), each of the five bond funds we held delivered absolute gains. Scudder High Income Opportunity Fund and Scudder Income Fund outperformed the Lehman Brothers Aggregate Bond Index, although, again, because of a modest allocation of assets to these funds, they had minimal impact on portfolio results. However, we added value by slightly underweighting fixed income in nine of the 12 months of the fiscal year, which particularly helped performance when the bond markets struggled from late June through August.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and should not be construed as a recommendation.

Performance Summaries August 31, 2003

Pathway Conservative Portfolio

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	6.85%	-1.42%	1.96%	3.31%
Class B(a)	6.04%	-2.09%	1.23%	2.56%
Class C(a)	6.04%	-2.12%	1.21%	2.54%
S&P 500 Index+	12.07%	-11.43%	2.48%	5.89%
Lehman Aggregate Bond Index+	4.36%	8.22%	6.56%	7.01%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	7.56%	-.07%	5.00%	6.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/03	$ 10.69	$ 10.70	$ 10.69
8/31/02	$ 10.30	$ 10.31	$ 10.30
Distribution Information: Twelve Months: Income Dividends	$ .30	$ .22	$ .22

Class A Lipper Rankings* - Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	85	of	146	58

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Pathway Conservative Portfolio - Class A(c) [] S&P 500 Index+ [] Lehman Aggregate Bond Index+ [] Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+

Yearly periods ended August 31

Comparative Results* (Adjusted for Sales Charge)
Pathway Conservative Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$10,070	$9,030	$10,383	$11,755
	Average annual total return	.70%	-3.35%	.76%	2.41%
Class B(c)	Growth of $10,000	$10,304	$9,214	$10,545	$11,872
	Average annual total return	3.04%	-2.69%	1.07%	2.56%
Class C(c)	Growth of $10,000	$10,497	$9,283	$10,516	$11,742
	Average annual total return	4.97%	-2.45%	1.01%	2.39%
S&P 500 Index+	Growth of $10,000	$11,207	$6,949	$11,301	$14,717
	Average annual total return	12.07%	-11.43%	2.48%	5.89%
Lehman Aggregate Bond Index+	Growth of $10,000	$10,436	$12,676	$13,742	$15,801
	Average annual total return	4.36%	8.22%	6.56%	7.01%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	Growth of $10,000	$10,756	$9,979	$12,760	$15,349
	Average annual total return	7.56%	-.07%	5.00%	6.65%

The growth of $10,000 is cumulative.

Notes to Performance Summary Pathway Conservative Portfolio - Classes A, B and C

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement for some underlying funds. Without these waivers/reimbursements, returns and rankings would have been lower.
** The Portfolio commenced operations on November 15, 1996. Index returns begin November 30, 1996.
a Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Pathway Series: Conservative Portfolio during such periods and have been adjusted to reflect the higher gross annual total operating expenses of each specific class. Any difference in expenses will affect performance.
b The Portfolio's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Pathway Series: Conservative Portfolio during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 21 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns and rankings may differ by share class.

Shareholders of the Class A, B and C shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the portfolio's most up-to-date performance. On the Web, go to scudder.com.

Pathway Conservative Portfolio

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Class S	7.10%	-1.19%	2.20%	3.56%
Class AARP(a)	7.10%	-1.19%	2.20%	3.56%
S&P 500 Index+	12.07%	-11.43%	2.48%	5.89%
Lehman Aggregate Bond Index+	4.36%	8.22%	6.56%	7.01%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	7.56%	-.07%	5.00%	6.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/03	$ 10.69	$ 10.69
8/31/02	$ 10.30	$ 10.30
Distribution Information: Twelve Months: Income Dividends	$ .32	$ .32

Class S Lipper Rankings* - Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	70	of	146	48
3-Year	73	of	89	82
5-Year	65	of	73	88

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Pathway Conservative Portfolio - Class S [] S&P 500 Index+ [] Lehman Aggregate Bond Index+ [] Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+

Yearly periods ended August 31

Comparative Results*
Pathway Conservative Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$10,710	$9,648	$11,150	$12,680
	Average annual total return	7.10%	-1.19%	2.20%	3.56%
Class AARP(a)	Growth of $10,000	$10,710	$9,647	$11,149	$12,680
	Average annual total return	7.10%	-1.19%	2.20%	3.56%
S&P 500 Index+	Growth of $10,000	$11,207	$6,949	$11,301	$14,717
	Average annual total return	12.07%	-11.43%	2.48%	5.89%
Lehman Aggregate Bond Index+	Growth of $10,000	$10,436	$12,676	$13,742	$15,801
	Average annual total return	4.36%	8.22%	6.56%	7.01%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	Growth of $10,000	$10,756	$9,979	$12,760	$15,349
	Average annual total return	7.56%	-.07%	5.00%	6.65%

The growth of $10,000 is cumulative.

Notes to Performance Summary Pathway Conservative Portfolio - Class AARP and Class S

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement for some underlying funds. Without these waivers/reimbursements, returns and rankings would have been lower.
** The Portfolio commenced operations on November 15, 1996. Index returns begin November 30, 1996.
a Returns shown for Class AARP shares for the period prior to its inception on September 25, 2000 are derived from the historical performance of Class S shares of Scudder Pathway Series: Conservative Portfolio during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 21 countries. Index returns assume reinvestment of dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns and rankings may differ by share class.

The Portfolio invests in other Scudder Funds and although Class S and Class AARP did not incur any direct expenses for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the portfolio's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Pathway Moderate Portfolio

Classes A, B and C

Average Annual Total Return* (Unadjusted for Sales Charge)
	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	8.28%	-6.26%	2.31%	2.89%
Class B(a)	7.46%	-6.93%	1.57%	2.14%
Class C(a)	7.44%	-6.96%	1.54%	2.12%
S&P 500 Index+	12.07%	-11.43%	2.48%	5.89%
Lehman Aggregate Bond Index+	4.36%	8.22%	6.56%	7.01%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	9.62%	-3.40%	4.43%	6.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/03	$ 9.91	$ 9.91	$ 9.90
8/31/02	$ 9.38	$ 9.38	$ 9.37
Distribution Information: Twelve Months: Income Dividends	$ .23	$ .16	$ .15

Class A Lipper Rankings* - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	289	of	528	55

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)

[] Pathway Moderate Portfolio - Class A(c)

[] S&P 500 Index+
[] Lehman Aggregate Bond Index+
[] S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+

Yearly periods ended August 31

Comparative Results* (Adjusted for Sales Charge)
Pathway Moderate Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$10,205	$7,763	$10,565	$11,438
	Average annual total return	2.05%	-8.09%	1.11%	2.00%
Class B(c)	Growth of $10,000	$10,446	$7,924	$10,727	$11,543
	Average annual total return	4.46%	-7.46%	1.41%	2.14%
Class C(c)	Growth of $10,000	$10,637	$7,972	$10,688	$11,413
	Average annual total return	6.37%	-7.28%	1.34%	1.97%
S&P 500 Index+	Growth of $10,000	$11,207	$6,949	$11,301	$14,717
	Average annual total return	12.07%	-11.43%	2.48%	5.89%
Lehman Aggregate Bond Index+	Growth of $10,000	$10,436	$12,676	$13,742	$15,801
	Average annual total return	4.36%	8.22%	6.56%	7.01%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	Growth of $10,000	$10,962	$9,015	$12,422	$15,095
	Average annual total return	9.62%	-3.40%	4.43%	6.38%

The growth of $10,000 is cumulative.

Notes to Performance Summary Pathway Moderate Portfolio - Classes A, B and C

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement for some underlying funds. Without these waivers/reimbursements, returns and rankings would have been lower.
** The Portfolio commenced operations on November 15, 1996. Index returns begin November 30, 1996.
a Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Pathway Series: Moderate Portfolio during such periods and have been adjusted to reflect the higher gross annual total operating expenses of each specific class. Any difference in expenses will affect performance.
b The Portfolio's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Pathway Series: Moderate Portfolio during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI EAFE Index is a market-value-weighted measure of stocks of 21 countries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small US stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns and rankings may differ by share class.

Shareholders of the Class A, B and C shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the portfolio's most up-to-date performance. On the Web, go to scudder.com.

Pathway Moderate Portfolio

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Class S	8.43%	-6.08%	2.53%	3.13%
Class AARP(a)	8.54%	-6.05%	2.55%	3.14%
S&P 500 Index+	12.07%	-11.43%	2.48%	5.89%
Lehman Aggregate Bond Index+	4.36%	8.22%	6.56%	7.01%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	9.62%	-3.40%	4.43%	6.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/03	$ 9.90	$ 9.90
8/31/02	$ 9.37	$ 9.38
Distribution Information: Twelve Months: Income Dividends	$ .25	$ .25

Class S Lipper Rankings* - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	275	of	528	52
3-Year	317	of	417	76
5-Year	245	of	342	72

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*

[] Pathway Moderate Portfolio - Class S

[] S&P 500 Index+
[] Lehman Aggregate Bond Index+
[] S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+

Yearly periods ended August 31

Comparative Results*
Pathway Moderate Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$10,843	$8,286	$11,333	$12,325
	Average annual total return	8.43%	-6.08%	2.53%	3.13%
Class AARP(a)	Growth of $10,000	$10,854	$8,293	$11,342	$12,335
	Average annual total return	8.54%	-6.05%	2.55%	3.14%
S&P 500 Index+	Growth of $10,000	$11,207	$6,949	$11,301	$14,717
	Average annual total return	12.07%	-11.43%	2.48%	5.89%
Lehman Aggregate Bond Index+	Growth of $10,000	$10,436	$12,676	$13,742	$15,801
	Average annual total return	4.36%	8.22%	6.56%	7.01%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	Growth of $10,000	$10,962	$9,015	$12,422	$15,095
	Average annual total return	9.62%	-3.40%	4.43%	6.38%

The growth of $10,000 is cumulative.

Notes to Performance Summary Pathway Moderate Portfolio - Class AARP and Class S

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement for some underlying funds. Without these waivers/reimbursements, returns and rankings would have been lower.
** The Portfolio commenced operations on November 15, 1996. Index returns begin November 30, 1996.
a Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Pathway Series: Moderate Portfolio during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI EAFE Index is a market-value-weighted measure of stocks of 21 countries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 US stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns and rankings may differ by share class.

The Portfolio invests in other Scudder Funds and although Class S and Class AARP did not incur any direct expenses for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the portfolio's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Pathway Growth Portfolio

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	10.00%	-9.83%	3.60%	3.68%
Class B(a)	9.17%	-10.49%	2.84%	2.91%
Class C(a)	9.17%	-10.49%	2.84%	2.91%
S&P 500 Index+	12.07%	-11.43%	2.48%	5.89%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	11.67%	-7.86%	3.38%	5.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/03	$ 11.08	$ 10.97	$ 10.97
8/31/02	$ 10.21	$ 10.11	$ 10.11
Distribution Information: Twelve Months: Income Dividends	$ .13	$ .06	$ .06

Class A Lipper Rankings* - Multi-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	405	of	528	77

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Pathway Growth Portfolio - Class A(c) [] S&P 500 Index+ [] S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+

Yearly periods ended August 31

Comparative Results* (Adjusted for Sales Charge)
Pathway Growth Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$10,368	$6,909	$11,248	$12,045
	Average annual total return	3.68%	-11.59%	2.38%	2.78%
Class B(c)	Growth of $10,000	$10,617	$7,050	$11,413	$12,149
	Average annual total return	6.17%	-11.00%	2.68%	2.91%
Class C(c)	Growth of $10,000	$10,807	$7,101	$11,388	$12,028
	Average annual total return	8.07%	-10.79%	2.63%	2.76%
S&P 500 Index+	Growth of $10,000	$11,207	$6,949	$11,301	$14,717
	Average annual total return	12.07%	-11.43%	2.48%	5.89%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	Growth of $10,000	$11,167	$7,823	$11,806	$14,344
	Average annual total return	11.67%	-7.86%	3.38%	5.57%

The growth of $10,000 is cumulative.

Notes to Performance Summary Pathway Growth Portfolio - Classes A, B and C

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement for some underlying funds. Without these waivers/reimbursements, returns and rankings would have been lower.
** The Portfolio commenced operations on November 15, 1996. Index returns begin November 30, 1996.
a Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Pathway Series: Growth Portfolio during such periods and have been adjusted to reflect the higher gross annual total operating expenses of each specific class. Any difference in expenses will affect performance.
b The Portfolio's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Pathway Series: Growth Portfolio during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 21 countries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small US stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns and rankings may differ by share class.

Shareholders of the Class A, B and C shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the portfolio's most up-to-date performance. On the Web, go to scudder.com.

Pathway Growth Portfolio

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Class S	10.18%	-9.66%	3.83%	3.92%
Class AARP(a)	10.18%	-9.65%	3.83%	3.92%
S&P 500 Index+	12.07%	-11.43%	2.48%	5.89%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	11.67%	-7.86%	3.38%	5.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/03	$ 11.10	$ 11.10
8/31/02	$ 10.24	$ 10.24
Distribution Information: Twelve Months: Income Dividends	$ .16	$ .16

Class S Lipper Rankings* - Multi-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	398	of	528	76
3-Year	184	of	376	49
5-Year	139	of	235	59

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Pathway Growth Portfolio - Class S [] S&P 500 Index+ [] S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+

Yearly periods ended August 31

Comparative Results*
Pathway Growth Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$11,018	$7,374	$12,065	$12,979
	Average annual total return	10.18%	-9.66%	3.83%	3.92%
Class AARP(a)	Growth of $10,000	$11,018	$7,374	$12,065	$12,979
	Average annual total return	10.18%	-9.65%	3.83%	3.92%
S&P 500 Index+	Growth of $10,000	$11,207	$6,949	$11,301	$14,717
	Average annual total return	12.07%	-11.43%	2.48%	5.89%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	Growth of $10,000	$11,167	$7,823	$11,806	$14,344
	Average annual total return	11.67%	-7.86%	3.38%	5.57%

The growth of $10,000 is cumulative.

Notes to Performance Summary Pathway Growth Portfolio - Class AARP and Class S

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement for some underlying funds. Without these waivers/reimbursements, returns and rankings would have been lower.
** The Portfolio commenced operations on November 15, 1996. Index returns begin November 30, 1996.
a Returns shown for Class AARP shares for the periods prior to its inception on September 25, 2000 are derived from the historical performance of Class S shares of the Scudder Pathway Series: Growth Portfolio during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 21 countries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns and rankings may differ by share class.

The Portfolio invests in other Scudder Funds and although Class S and Class AARP did not incur any direct expenses for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the portfolio's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Summaries August 31, 2003

Pathway Conservative Portfolio

Asset Allocation	8/31/03	8/31/02

Money Market	6%	6%
Fixed Income	52%	53%
Equity	42%	41%
	100%	100%

Asset Class Ranges

Fixed Income Funds	50-70%
Equity Funds	30-50%

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 38. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Pathway Moderate Portfolio

Asset Allocation	8/31/03	8/31/02

Money Market	1%	2%
Fixed Income	37%	35%
Equity	62%	63%
	100%	100%

Asset Class Ranges

Fixed Income Funds	30-50%
Equity Funds	50-70%

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 39. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Pathway Growth Portfolio

Asset Allocation	8/31/03	8/31/02

Money Market	1%	-
Fixed Income	12%	12%
Equity	87%	88%
	100%	100%

Asset Class Ranges

Fixed Income Funds	5-25%
Equity Funds	75-95%

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 41. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2003

Pathway Conservative Portfolio	Shares	Value ($)

Equity 41.5%
Scudder Capital Growth Fund "I"	47,490	1,812,694
Scudder Contrarian Fund "I"	96,811	1,825,856
Scudder Equity 500 Index Fund "Premier"	231,762	26,594,716
Scudder Growth and Income Fund "Institutional"	253,602	4,711,932
Scudder International Fund "I"	61,600	2,050,054
Scudder International Select Equity Fund "Premier"	86,205	1,256,006
Scudder Large Company Growth Fund "I"	112,916	2,394,957
Scudder Large Company Value Fund "I"	43,709	919,641
Scudder S&P 500 Index Fund "S"	1,592	21,393
Scudder-Dreman High Return Equity Fund "I"	39,093	1,303,744
Total Equity (Cost $40,079,616)		42,890,993

Fixed Income 52.5%
Scudder Fixed Income Fund "Institutional"	4,923,617	53,372,007
Scudder GNMA Fund "S"	13,424	202,306
Scudder High Income Opportunity Fund "S"	6,132	53,658
Scudder Income Fund "I"	13,771	173,927
Scudder Short-Term Bond Fund "S"	40,052	422,545
Total Fixed Income (Cost $54,641,058)		54,224,443

Money Market 6.0%
Scudder Cash Investment Trust "S"	672,230	672,230
Scudder Money Market Series "Institutional"	5,555,144	5,555,144
Total Money Market (Cost $6,227,374)		6,227,374
Total Investment Portfolio - 100.0% (Cost $100,948,048) (a)		103,342,810

(a) The cost for federal income tax purposes was $103,586,695. At August 31, 2003, net unrealized depreciation for all securities based on tax cost was $243,885. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,143,199 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,387,084.
During the year ended August 31, 2003, purchases and sales of investment securities (excluding money market investments) aggregated $96,868,296 and $97,568,274, respectively.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of August 31, 2003

Pathway Moderate Portfolio	Shares	Value ($)

Equity 62.1%
Scudder 21st Century Growth Fund "I"	88,421	1,118,525
Scudder Capital Growth Fund "I"	52,905	2,019,389
Scudder Contrarian Fund "I"	271,501	5,120,512
Scudder Emerging Markets Growth Fund "S"	77	934
Scudder Equity 500 Index Fund "Premier"	572,987	65,750,224
Scudder Growth and Income Fund "Institutional"	767,231	14,255,155
Scudder International Equity Fund "Institutional"	442,380	3,941,604
Scudder International Fund "I"	197,562	6,574,879
Scudder International Select Equity Fund "Premier"	271,723	3,958,998
Scudder Large Company Growth Fund "I"	290,828	6,168,471
Scudder Large Company Value Fund "I"	104,257	2,193,572
Scudder S&P 500 Index Fund "S"	656	8,819
Scudder Select 500 Fund "S"	247,010	2,450,344
Scudder Small Cap Fund "Investment"	14,848	303,642
Scudder Small Company Stock Fund "S"	109,753	2,390,420
Scudder Small Company Value Fund "S"	70,564	1,518,542
Scudder-Dreman High Return Equity Fund "I"	119,644	3,990,129
Scudder-Dreman Small Cap Value Fund "I"	38,232	898,070
Total Equity (Cost $115,415,751)		122,662,229

Fixed Income 37.0%
Scudder Fixed Income Fund "Institutional"	6,713,506	72,774,410
Scudder GNMA Fund "S"	5,865	88,386
Scudder High Income Opportunity Fund "S"	10,654	93,226
Scudder Income Fund "I"	7,376	93,161
Scudder Short-Term Bond Fund "S"	8,921	94,120
Total Fixed Income (Cost $73,681,580)		73,143,303

Money Market 0.9%
Scudder Cash Investment Trust "S"	1,682,223	1,682,223
Scudder Money Market Series "Institutional"	6,480	6,480
Total Money Market (Cost $1,688,703)		1,688,703
Total Investment Portfolio - 100.0% (Cost $190,786,034) (a)		197,494,235

(a) The cost for federal income tax purposes was $196,030,336. At August 31, 2003, net unrealized appreciation for all securities based on tax cost was $1,463,899. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,784,490 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,320,591.
During the year ended August 31, 2003, purchases and sales of investment securities (excluding money market investments) aggregated $195,876,306 and $217,825,091, respectively.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of August 31, 2003

Pathway Growth Portfolio	Shares	Value ($)

Equity 86.9%
Scudder 21st Century Growth Fund "I"	140,541	1,777,839
Scudder Capital Growth Fund "I"	48,184	1,839,199
Scudder Contrarian Fund "I"	401,967	7,581,096
Scudder Emerging Markets Growth Fund "S"	43,951	531,373
Scudder Equity 500 Index Fund "Premier"	703,979	80,781,562
Scudder Global Fund "S"	341	6,957
Scudder Growth and Income Fund "Institutional"	909,718	16,902,557
Scudder International Equity Fund "Institutional"	736,998	6,566,653
Scudder International Fund "I"	322,798	10,742,702
Scudder International Select Equity Fund "Premier"	320,061	4,663,290
Scudder Large Company Growth Fund "I"	550,948	11,685,610
Scudder Large Company Value Fund "I"	272,942	5,742,710
Scudder S&P 500 Index Fund "S"	3,083	41,431
Scudder Small Cap Fund "Investment"	35,886	733,865
Scudder Small Company Stock Fund "S"	187,132	4,075,729
Scudder Small Company Value Fund "S"	88,707	1,908,973
Scudder-Dreman High Return Equity Fund "I"	163,392	5,449,116
Scudder-Dreman Small Cap Value Fund "I"	52,511	1,233,494
Total Equity (Cost $152,192,250)		162,264,156

Fixed Income 12.3%
Scudder Emerging Markets Income Fund "S"	1,350	12,625
Scudder Fixed Income Fund "Institutional"	2,113,086	22,905,850
Scudder GNMA Fund "S"	1,843	27,774
Scudder High Income Opportunity Fund "S"	4,453	38,963
Scudder Income Fund "I"	2,570	32,460
Total Fixed Income (Cost $23,347,916)		23,017,672

Money Market 0.8%
Scudder Cash Investment Trust "S"	1,412,627	1,412,627
Scudder Money Market Series "Institutional"	11,613	11,613
Total Money Market (Cost $1,424,240)		1,424,240
Total Investment Portfolio - 100.0% (Cost $176,964,406) (a)		186,706,068

(a) The cost for federal income tax purposes was $185,704,291. At August 31, 2003, net unrealized appreciation for all securities based on tax cost was $1,001,777. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,603,479 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,601,702.
During the year ended August 31, 2003, purchases and sales of investment securities (excluding money market investments) aggregated $161,746,297 and $173,340,000, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of August 31, 2003
Assets	Pathway Conservative Portfolio	Pathway Moderate Portfolio	Pathway Growth Portfolio
Investments in securities, at value (for cost, see accompanying investment portfolios)	$ 103,342,810	$ 197,494,235	$ 186,706,068
Interest receivable	35,730	42,876	13,642
Receivable for Portfolio shares sold	60,165	112,282	160,075
Total assets	103,438,705	197,649,393	186,879,785
Liabilities
Payable for Portfolio shares redeemed	63,156	329,903	119,572
Other accrued expenses and payables	7,498	19,555	15,303
Total liabilities	70,654	349,458	134,875
Net assets, at value	$ 103,368,051	$ 197,299,935	$ 186,744,910
Net Assets
Net assets consist of: Undistributed net investment income	368,235	409,263	2,591,882
Net unrealized appreciation (depreciation) on investments	2,394,762	6,708,201	9,741,662
Accumulated net realized gain (loss)	(20,362,490)	(69,174,820)	(75,994,805)
Paid-in capital	120,967,544	259,357,291	250,406,171
Net assets, at value	$ 103,368,051	$ 197,299,935	$ 186,744,910

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of August 31, 2003 (continued)
Net Asset Value	Pathway Conservative Portfolio	Pathway Moderate Portfolio	Pathway Growth Portfolio
Class A Net assets applicable to shares outstanding	$ 10,532,725	$ 34,551,240	$ 24,294,247
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	985,100	3,486,157	2,192,894
Net Asset Value and redemption price per share	$ 10.69	$ 9.91	$ 11.08
Maximum offering price per share (100 / 94.25 of net asset value)	$ 11.34	$ 10.51	$ 11.76
Class B Net assets applicable to shares outstanding	$ 4,015,969	$ 9,166,240	$ 11,345,448
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	375,450	924,861	1,034,425
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 10.70	$ 9.91	$ 10.97
Class C Net assets applicable to shares outstanding	$ 2,403,038	$ 4,377,698	$ 4,072,702
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	224,809	442,024	371,379
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share	$ 10.69	$ 9.90	$ 10.97
Maximum offering price per share (100 / 99 of net asset value)	$ 10.80	$ 10.00	$ 11.08
Class AARP Net assets applicable to shares outstanding	$ 44,447,007	$ 3,800,667	$ 59,561,433
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	4,156,604	383,967	5,365,620
Net Asset Value, offering and redemption price per share	$ 10.69	$ 9.90	$ 11.10
Class S Net assets applicable to shares outstanding	$ 41,969,312	$ 145,404,090	$ 87,471,080
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	3,925,160	14,682,005	7,879,047
Net Asset Value, offering and redemption price per share	$ 10.69	$ 9.90	$ 11.10

Statements of Operations for the year ended August 31, 2003
Investment Income	Pathway Conservative Portfolio	Pathway Moderate Portfolio	Pathway Growth Portfolio
Income: Income distributions from Underlying Funds	$ 2,988,453	$ 4,943,896	$ 3,020,474
Expenses: Distribution service fees	71,303	177,857	163,547
Net investment income	2,917,150	4,766,039	2,856,927
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(10,496,826)	(29,854,738)	(49,362,938)
Capital gain distributions from Underlying Funds	25,348	381,987	280,940
	(10,471,478)	(29,472,751)	(49,081,998)
Net unrealized appreciation (depreciation) during the period on investments	14,310,323	39,663,758	62,671,718
Net gain (loss) on investment transactions	3,838,845	10,191,007	13,589,720
Net increase (decrease) in net assets resulting from operations	$ 6,755,995	$ 14,957,046	$ 16,446,647

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pathway Conservative Portfolio
Increase (Decrease) in Net Assets	Years Ended August 31,
	2003	2002
Operations: Net investment income	$ 2,917,150	$ 3,794,339
Net realized gain (loss) on investment transactions	(10,471,478)	(7,075,957)
Net unrealized appreciation (depreciation) on investment transactions during the period	14,310,323	(2,898,281)
Net increase (decrease) in net assets resulting from operations	6,755,995	(6,179,899)
Distributions to shareholders from: Net investment income: Class A	(314,295)	(330,782)
Class B	(59,006)	(56,742)
Class C	(34,544)	(33,766)
Class AARP	(1,378,996)	(2,028,374)
Class S	(1,244,361)	(1,524,847)
Portfolio share transactions: Proceeds from shares sold	26,288,978	24,480,673
Reinvestment of distributions	2,773,927	3,606,854
Cost of shares redeemed	(29,385,951)	(30,841,148)
Net increase (decrease) in net assets from Portfolio share transactions	(323,046)	(2,753,621)
Increase (decrease) in net assets	3,401,747	(12,908,031)
Net assets at beginning of period	99,966,304	112,874,335
Net assets at end of period (including undistributed net investment income of $368,235 and $477,404, respectively)	$ 103,368,051	$ 99,966,304

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pathway Moderate Portfolio
Increase (Decrease) in Net Assets	Years Ended August 31,
	2003	2002
Operations: Net investment income	$ 4,766,039	$ 6,082,495
Net realized gain (loss) on investment transactions	(29,472,751)	(29,170,842)
Net unrealized appreciation (depreciation) on investment transactions during the period	39,663,758	(3,899,838)
Net increase (decrease) in net assets resulting from operations	14,957,046	(26,988,185)
Distributions to shareholders from: Net investment income: Class A	(645,688)	(497,804)
Class B	(134,629)	(131,366)
Class C	(52,160)	(44,176)
Class AARP	(85,176)	(94,806)
Class S	(4,139,132)	(5,616,490)
Portfolio share transactions: Proceeds from shares sold	51,684,760	65,311,177
Reinvestment of distributions	5,030,296	6,368,383
Cost of shares redeemed	(81,019,686)	(94,973,071)
Net increase (decrease) in net assets from Portfolio share transactions	(24,304,630)	(23,293,511)
Increase (decrease) in net assets	(14,404,369)	(56,666,338)
Net assets at beginning of period	211,704,304	268,370,642
Net assets at end of period (including undistributed net investment income of $409,263 and $688,192, respectively)	$ 197,299,935	$ 211,704,304

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pathway Growth Portfolio
Increase (Decrease) in Net Assets	Years Ended August 31,
	2003	2002
Operations: Net investment income	$ 2,856,927	$ 2,483,504
Net realized gain (loss) on investment transactions	(49,081,998)	(24,286,281)
Net unrealized appreciation (depreciation) on investment transactions during the period	62,671,718	(16,184,901)
Net increase (decrease) in net assets resulting from operations	16,446,647	(37,987,678)
Distributions to shareholders from: Net investment income: Class A	(250,135)	(176,769)
Class B	(50,152)	(59,307)
Class C	(18,148)	(19,248)
Class AARP	(914,847)	(745,393)
Class S	(1,377,450)	(976,537)
Net realized gains: Class A	-	(455,393)
Class B	-	(202,021)
Class C	-	(65,922)
Class AARP	-	(1,795,744)
Class S	-	(2,353,007)
Portfolio share transactions: Proceeds from shares sold	37,275,279	66,834,418
Reinvestment of distributions	2,570,909	6,761,267
Cost of shares redeemed	(51,166,843)	(81,636,594)
Net increase (decrease) in net assets from Portfolio share transactions	(11,320,655)	(8,040,909)
Increase (decrease) in net assets	2,515,260	(52,877,928)
Net assets at beginning of period	184,229,650	237,107,578
Net assets at end of period (including undistributed net investment income of $2,591,882 and $2,338,036, respectively)	$ 186,744,910	$ 184,229,650

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Pathway Conservative Portfolio - Class A
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 11.31	$ 11.93
Income (loss) from investment operations: Net investment income[b]	.29	.36	.27
Net realized and unrealized gain (loss) on investment transactions	.40	(.99)	(.69)
Total from investment operations	.69	(.63)	(.42)
Less distributions from: Net investment income	(.30)	(.38)	(.20)
Net asset value, end of period	$ 10.69	$ 10.30	$ 11.31
Total Return (%)[c]	6.85[d]	(5.73)	(3.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	10	8
Ratio of expenses (%)[e]	.23	.23	.25*
Ratio of net investment income (%)	2.77	3.32	3.43*
Portfolio turnover rate (%)	104	36	40
[a] For the period from December 29, 2000 (commencement of sales of Class A shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.
[e] The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized

Pathway Conservative Portfolio - Class B
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.31	$ 11.31	$ 11.93
Income (loss) from investment operations: Net investment income[b]	.21	.28	.23
Net realized and unrealized gain (loss) on investment transactions	.40	(.99)	(.69)
Total from investment operations	.61	(.71)	(.46)
Less distributions from: Net investment income	(.22)	(.29)	(.16)
Net asset value, end of period	$ 10.70	$ 10.31	$ 11.31
Total Return (%)[c]	6.04[d]	(6.36)	(3.87)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2	2
Ratio of expenses (%)[e]	.99	.95	1.00*
Ratio of net investment income (%)	2.01	2.60	2.68*
Portfolio turnover rate (%)	104	36	40
[a] For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.
[e] The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized

Pathway Conservative Portfolio - Class C
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 11.31	$ 11.93
Income (loss) from investment operations: Net investment income[b]	.21	.27	.23
Net realized and unrealized gain (loss) on investment transactions	.40	(.99)	(.69)
Total from investment operations	.61	(.72)	(.46)
Less distributions from: Net investment income	(.22)	(.29)	(.16)
Net asset value, end of period	$ 10.69	$ 10.30	$ 11.31
Total Return (%)[c]	6.04[d]	(6.45)	(3.87)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	1
Ratio of expenses (%)[e]	.99	.97	1.00*
Ratio of net investment income (%)	2.01	2.58	2.68*
Portfolio turnover rate (%)	104	36	40
[a] For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.
[e] The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized

Pathway Conservative Portfolio - Class AARP
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 11.32	$ 12.16
Income (loss) from investment operations: Net investment income[b]	.31	.39	.44
Net realized and unrealized gain (loss) on investment transactions	.40	(1.01)	(.88)
Total from investment operations	.71	(.62)	(.44)
Less distributions from: Net investment income	(.32)	(.40)	(.39)
Net realized gains on investment transactions	-	-	(.01)
Total distributions	(.32)	(.40)	(.40)
Net asset value, end of period	$10.69	$ 10.30	$ 11.32
Total Return (%)	7.10[c]	(5.57)	(3.68)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	47	60
Ratio of expenses (%)[d]	-	-	-
Ratio of net investment income (%)	3.00	3.55	3.95*
Portfolio turnover rate (%)	104	36	40
[a] For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[d] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized

Pathway Conservative Portfolio - Class S
Years Ended August 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 11.32	$ 12.47	$ 12.45	$ 12.28
Income (loss) from investment operations:
Net investment income[a]	.31	.39	.47	.65	.57
Net realized and unrealized gain (loss) on investment transactions	.40	(1.01)	(1.03)	.23	.36
Total from investment operations	.71	(.62)	(.56)	.88	.93
Less distributions from:
Net investment income	(.32)	(.40)	(.58)	(.65)	(.55)
Net realized gains on investment transactions	-	-	(.01)	(.21)	(.21)
Total distributions	(.32)	(.40)	(.59)	(.86)	(.76)
Net asset value, end of period	$ 10.69	$ 10.30	$ 11.32	$ 12.47	$ 12.45
Total Return (%)	7.10[b]	(5.57)	(4.60)[b]	7.39[b]	7.62[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	40	42	29	28
Ratio of expenses (%)[c]	-	-	-	-	-
Ratio of net investment income (%)	3.00	3.55	3.98	5.30	4.45
Portfolio turnover rate (%)	104	36	40	26	28
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[c] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

Pathway Moderate Portfolio - Class A
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.38	$ 10.77	$ 12.04
Income (loss) from investment operations: Net investment income[b]	.21	.24	.17
Net realized and unrealized gain (loss) on investment transactions	.55	(1.39)	(1.31)
Total from investment operations	.76	(1.15)	(1.14)
Less distributions from: Net investment income	(.23)	(.24)	(.13)
Net asset value, end of period	$ 9.91	$ 9.38	$ 10.77
Total Return (%)[c]	8.28[d]	(10.83)	(9.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	23	15
Ratio of expenses (%)[e]	.23	.22	.25*
Ratio of net investment income (%)	2.30	2.31	2.26*
Portfolio turnover rate (%)	101	57	58
[a] For the period from December 29, 2000 (commencement of sales of Class A shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.
[e] The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized

Pathway Moderate Portfolio - Class B
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.38	$ 10.76	$ 12.04
Income (loss) from investment operations: Net investment income[b]	.14	.17	.13
Net realized and unrealized gain (loss) on investment transactions	.55	(1.38)	(1.32)
Total from investment operations	.69	(1.21)	(1.19)
Less distributions from: Net investment income	(.16)	(.17)	(.09)
Net asset value, end of period	$ 9.91	$ 9.38	$ 10.76
Total Return (%)[c]	7.46[d]	(11.42)	(9.89)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	8
Ratio of expenses (%)[e]	1.00	.90[f]	1.00*
Ratio of net investment income (%)	1.53	1.63	1.51*
Portfolio turnover rate (%)	101	57	58
[a] For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.
[e] The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
[f] The ratio of operating expenses includes a one-time reduction in certain liabilities of the Farmers Income with Growth Portfolio, the Farmers Balanced Portfolio and the Farmers Growth with Income Portfolio. The ratio without this reduction was .93%.
* Annualized
** Not annualized

Pathway Moderate Portfolio - Class C
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.37	$ 10.76	$ 12.04
Income (loss) from investment operations: Net investment income[b]	.14	.16	.13
Net realized and unrealized gain (loss) on investment transactions	.54	(1.38)	(1.32)
Total from investment operations	.68	(1.22)	(1.19)
Less distributions from: Net investment income	(.15)	(.17)	(.09)
Net asset value, end of period	$ 9.90	$ 9.37	$ 10.76
Total Return (%)[c]	7.44[d]	(11.51)	(9.89)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	3
Ratio of expenses (%)[e]	.99	1.00	1.00*
Ratio of net investment income (%)	1.54	1.53	1.51*
Portfolio turnover rate (%)	101	57	58
[a] For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.
[e] The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized

Pathway Moderate Portfolio - Class AARP
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.37	$ 10.76	$ 13.80
Income (loss) from investment operations: Net investment income[b]	.24	.26	.29
Net realized and unrealized gain (loss) on investment transactions	.54	(1.38)	(1.84)
Total from investment operations	.78	(1.12)	(1.55)
Less distributions from: Net investment income	(.25)	(.27)	(.31)
Net realized gains on investment transactions	-	-	(1.18)
Total distributions	(.25)	(.27)	(1.49)
Net asset value, end of period	$ 9.90	$ 9.37	$ 10.76
Total Return (%)	8.54[c]	(10.62)	(12.19)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	4
Ratio of expenses (%)[d]	-	-	-
Ratio of net investment income (%)	2.53	2.53	2.68*
Portfolio turnover rate (%)	101	57	58
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[d] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized

Pathway Moderate Portfolio - Class S
Years Ended August 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.38	$ 10.76	$ 14.30	$ 13.42	$ 12.06
Income (loss) from investment operations:
Net investment income[a]	.24	.26	.33	.45	.38
Net realized and unrealized gain (loss) on investment transactions	.53	(1.37)	(2.27)	1.60	1.79
Total from investment operations	.77	(1.11)	(1.94)	2.05	2.17
Less distributions from:
Net investment income	(.25)	(.27)	(.42)	(.48)	(.38)
Net realized gains on investment transactions	-	-	(1.18)	(.69)	(.43)
Total distributions	(.25)	(.27)	(1.60)	(1.17)	(.81)
Net asset value, end of period	$ 9.90	$ 9.38	$ 10.76	$ 14.30	$ 13.42
Total Return (%)	8.43[b]	(10.52)	(14.60)[b]	15.65[b]	18.27[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	175	238	258	247
Ratio of expenses (%)[c]	-	-	-	-	-
Ratio of net investment income (%)	2.53	2.53	2.75	3.23	2.88
Portfolio turnover rate (%)	101	57	58	28	24
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[c] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

Pathway Growth Portfolio - Class A
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.21	$ 12.61	$ 14.55
Income (loss) from investment operations: Net investment income[b]	.15	.12	.08
Net realized and unrealized gain (loss) on investment transactions	.85	(2.15)	(2.02)
Total from investment operations	1.00	(2.03)	(1.94)
Less distributions from: Net investment income	(.13)	(.10)	-
Net realized gains on investment transactions	-	(.27)	-
Total distributions	(.13)	(.37)	-
Net asset value, end of period	$ 11.08	$ 10.21	$ 12.61
Total Return (%)[c]	10.00[d]	(16.61)	(13.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	18	18
Ratio of expenses (%)[e]	.22	.21	.25*
Ratio of net investment income (%)	1.52	1.00	.81*
Portfolio turnover rate (%)	93	44	29
[a] For the period from December 29, 2000 (commencement of sales of Class A shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.
[e] The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized

Pathway Growth Portfolio - Class B
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.11	$ 12.55	$ 14.55
Income (loss) from investment operations: Net investment income[b]	.08	.03	.03
Net realized and unrealized gain (loss) on investment transactions	.84	(2.12)	(2.03)
Total from investment operations	.92	(2.09)	(2.00)
Less distributions from: Net investment income	(.06)	(.08)	-
Net realized gains on investment transactions	-	(.27)	-
Total distributions	(.06)	(.35)	-
Net asset value, end of period	$ 10.97	$ 10.11	$ 12.55
Total Return (%)[c]	9.17[d]	(17.19)	(13.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	8	9
Ratio of expenses (%)[e]	.97	.93[f]	1.00*
Ratio of net investment income (%)	.77	.28	.06*
Portfolio turnover rate (%)	93	44	29
[a] For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.
[e] The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
[f] The ratio of operating expenses includes a one-time reduction in certain liabilities of the Farmers Growth Portfolio. The ratio without this reduction was .95%.
* Annualized
** Not annualized

Pathway Growth Portfolio - Class C
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.11	$ 12.55	$ 14.55
Income (loss) from investment operations: Net investment income[b]	.08	.03	.03
Net realized and unrealized gain (loss) on investment transactions	.84	(2.12)	(2.03)
Total from investment operations	.92	(2.09)	(2.00)
Less distributions from: Net investment income	(.06)	(.08)	-
Net realized gains on investment transactions	-	(.27)	-
Total distributions	(.06)	(.35)	-
Net asset value, end of period	$ 10.97	$ 10.11	$ 12.55
Total Return (%)[c]	9.17[d]	(17.19)	(13.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	3
Ratio of expenses (%)[e]	.99	.95	1.00*
Ratio of net investment income (%)	.75	.26	.06*
Portfolio turnover rate (%)	93	44	29
[a] For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.
[e] The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized.

Pathway Growth Portfolio - Class AARP
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.24	$ 12.62	$ 15.32
Income (loss) from investment operations: Net investment income[b]	.18	.14	.19
Net realized and unrealized gain (loss) on investment transactions	.84	(2.14)	(2.77)
Total from investment operations	1.02	(2.00)	(2.58)
Less distributions from: Net investment income	(.16)	(.11)	(.12)
Net realized gains on investment transactions	-	(.27)	-
Total distributions	(.16)	(.38)	(.12)
Net asset value, end of period	$ 11.10	$ 10.24	$ 12.62
Total Return (%)	10.18[c]	(16.39)	(16.94)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	62	92
Ratio of expenses (%)[d]	-	-	-
Ratio of net investment income (%)	1.74	1.21	1.44*
Portfolio turnover rate (%)	93	44	29
[a] For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[d] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.
* Annualized
** Not annualized

Pathway Growth Portfolio - Class S
Years Ended August 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.24	$ 12.62	$ 17.85	$ 15.33	$ 12.17
Income (loss) from investment operations:
Net investment income[a]	.18	.14	.20	.29	.18
Net realized and unrealized gain (loss) on investment transactions	.84	(2.14)	(3.43)	3.41	3.61
Total from investment operations	1.02	(2.00)	(3.23)	3.70	3.79
Less distributions from:
Net investment income	(.16)	(.11)	(.36)	(.29)	(.20)
Net realized gains on investment transactions	-	(.27)	(1.64)	(.89)	(.43)
Total distributions	(.16)	(.38)	(2.00)	(1.18)	(.63)
Net asset value, end of period	$ 11.10	$ 10.24	$ 12.62	$ 17.85	$ 15.33
Total Return (%)	10.18[b]	(16.39)	(19.95)[b]	24.24[b]	31.69[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	92	115	128	94
Ratio of expenses (%)[c]	-	-	-	-	-
Ratio of net investment income (%)	1.74	1.21	1.41	1.67	1.26
Portfolio turnover rate (%)	93	44	29	27	28
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[c] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

Notes to Financial Statements

A. Significant Accounting Policies

The Pathway Conservative, Pathway Moderate and Pathway Growth Portfolios (the "Portfolios") are each a diversified series of Scudder Pathway Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds"). Each Underlying Scudder Fund's accounting policies and investment holdings are outlined in the Underlying Scudder Fund's financial statements and are available upon request.

Each Portfolio offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of each Portfolio are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class-specific arrangements.

The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each class of the Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Federal Income Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Each Portfolio is treated as a single corporate taxpayer. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provisions were required.

At August 31, 2003, the Pathway Conservative Portfolio had a net tax basis capital loss carryforward of approximately $6,685,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($3,000), August 31, 2009 ($886,000), August 31, 2010 ($2,882,000) and August 31, 2011 ($2,914,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Pathway Conservative Portfolio incurred approximately $11,039,000 of net realized capital losses. As permitted by tax regulations the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2004.

At August 31, 2003, the Pathway Moderate Portfolio had a net tax basis capital loss carryforward of approximately $34,004,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($7,000), August 31, 2009 ($946,000), August 31, 2010 ($18,170,000) and August 31, 2011 ($14,881,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Pathway Moderate Portfolio incurred approximately $29,926,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2004.

At August 31, 2003, the Pathway Growth Portfolio had a net tax basis capital loss carryforward of approximately $22,013,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($1,376,000) and August 31, 2011 ($20,637,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Pathway Growth Portfolio incurred approximately $45,243,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2004.

Distribution of Income and Gains. Distributions of net investment income from Pathway Conservative and Pathway Moderate Portfolios, if any, are made quarterly. Distributions of net investment income from Pathway Growth Portfolio, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At August 31, 2003, the Pathway Conservative Portfolio's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 368,235
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (6,685,000)
Net unrealized appreciation (depreciation) on investments	$ (243,885)

In addition, during the years ended August 31, 2003 and August 31, 2002, the tax character of distributions paid to shareholders by the Pathway Conservative Portfolio is summarized as follows:

	2003	2002
Distributions from ordinary income*	$ 3,031,202	$ 3,974,511

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

At August 31, 2003, the Pathway Moderate Portfolio's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 409,263
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (34,004,000)
Net unrealized appreciation (depreciation) on investments	$ 1,463,899

In addition, during the years ended August 31, 2003 and August 31, 2002, the tax character of distributions paid to shareholders by the Pathway Moderate Portfolio is summarized as follows:

	2003	2002
Distributions from ordinary income*	$ 5,056,785	$ 6,384,642

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

At August 31, 2003, the Pathway Growth Portfolio's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 2,591,882
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (22,013,000)
Net unrealized appreciation (depreciation) on investments	$ 1,001,777

In addition, during the years ended August 31, 2003 and August 31, 2002, the tax character of distributions paid to shareholders by the Pathway Growth Portfolio is summarized as follows:

	2003	2002
Distributions from ordinary income*	$ 2,610,732	$ 1,977,254
Distributions from long-term capital gains	$ -	$ 4,872,087

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Advisor has agreed not to be paid a management fee for performing its services for the Portfolios. However, the Advisor will receive management fees from managing the Underlying Scudder Funds in which each Portfolio invests.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Scudder Fund's net assets. At August 31, 2003, the Pathway Conservative Portfolio did not hold more than 5% of the Underlying Scudder Funds' outstanding shares. At August 31, 2003, the Pathway Moderate Portfolio held the following Underlying Scudder Funds' outstanding shares: approximately 6% of the Scudder Fixed Income Fund. At August 31, 2003, the Pathway Growth Portfolio did not hold more than 5% of the Underlying Scudder Funds' outstanding shares.

Administrative Fee. Under the Administrative Agreements (the "Administrative Agreements"), the Advisor provides or pays others to provide substantially all of the administrative services required by each Portfolio.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to each Portfolio under the Administrative Agreements. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for each Portfolio and maintains the accounting records of each Portfolio. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of each Portfolio. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of each Portfolio. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and record keeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to each Portfolio under the Administrative Agreements. The Advisor pays the service providers for the provision of their services to each Portfolio and pays other Portfolio expenses, including insurance, registration, printing, postage and other costs.

For the twelve months ended August 31, 2003, each Portfolio did not directly bear any fees or expenses other than distribution service fees on Class A, B and C shares. Shareholders of each Portfolio will still indirectly bear their fair and proportionate share of the cost of operating the Underlying Scudder Funds in which each Portfolio invests because each Portfolio, as a shareholder of the Underlying Scudder Funds, will bear its proportionate share of any fees and expense paid by the Underlying Scudder Funds.

Starting in the fourth quarter of 2003, each Portfolio will implement a new expense structure. Under the new expense structure, each Portfolio will directly bear the fees and expenses of the Portfolio, subject to the Advisor's contractual obligation to waive fees and reimburse expenses to maintain each Portfolio's operating expenses at a specified level. Each Portfolio will continue to indirectly bear the Portfolio's proportionate share of fees and expenses incurred by the Underlying Scudder Funds in which each Portfolio is invested.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2003, the Distribution Fees were as follows:

Distribution Fees	Total Aggregated	Unpaid at August 31, 2003
Pathway Conservative Portfolio
Class B	$ 21,849	$ 2,450
Class C	12,875	1,569
	$ 34,724	$ 4,019
Pathway Moderate Portfolio
Class B	$ 61,079	$ 5,797
Class C	24,739	2,661
	$ 85,818	$ 8,458
Pathway Growth Portfolio
Class B	$ 68,445	$ 7,316
Class C	23,742	2,571
	$ 92,187	$ 9,887

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2003, the Service Fees were as follows:

Service Fees	Total Aggregated	Unpaid at August 31, 2003	Effective Rate
Pathway Conservative Portfolio
Class A	$ 25,367	$ 2,220.23%
Class B	7,055	765.24%
Class C	4,157	494.24%
	$ 36,579	$ 3,479
Pathway Moderate Portfolio
Class A	$ 63,820	$ 8,075.23%
Class B	20,139	2,072.25%
Class C	8,080	950.24%
	$ 92,039	$ 11,097
Pathway Growth Portfolio
Class A	$ 43,952	$ 2,224.22%
Class B	19,926	2,476.22%
Class C	7,482	716.24%
	$ 71,360	$ 5,416

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2003 for the Pathway Conservative, Pathway Moderate and Pathway Growth Portfolios aggregated $3,433, $4,256 and $4,710, respectively. Underwriting commissions paid in connection with the distribution of Class C shares for the year ended August 31, 2003 for the Pathway Conservative, Pathway Moderate and Pathway Growth Portfolios aggregated $13, $0 and $6, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2003, the CDSC for Class B and Class C shares aggregated $9,885, $34,120 and $33,712, respectively, for the Pathway Conservative, Pathway Moderate and Pathway Growth Portfolios.

C. Ownership of the Fund

At August 31, 2003, one shareholder held 21% of the outstanding shares of the Pathway Conservative Portfolio, two shareholders held 49% and 11% of the Pathway Moderate Portfolio and one shareholder held 23% of the Pathway Growth Portfolio.

D. Lines of Credit

The Portfolios and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Share Transactions

Pathway Conservative Portfolio

The following table summarizes share and dollar activity in the Portfolio:

	Year Ended August 31, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	580,843	$ 5,997,022	614,393	$ 6,725,925
Class B	245,457	2,541,290	124,608	1,353,340
Class C	156,899	1,624,766	64,701	705,199
Class AARP	260,673	2,706,079	238,557	2,647,264
Class S	1,301,062	13,419,821	1,196,815	13,048,945
		$ 26,288,978		$ 24,480,673
Shares issued to shareholders in reinvestment of distributions
Class A	30,650	$ 312,056	30,283	$ 329,085
Class B	5,696	58,130	5,168	56,203
Class C	3,383	34,544	3,031	32,946
Class AARP	111,245	1,130,268	153,773	1,671,871
Class S	121,922	1,238,929	139,638	1,516,749
		$ 2,773,927		$ 3,606,854
Shares redeemed
Class A	(561,032)	$ (5,859,349)	(388,707)	$ (4,170,448)
Class B	(107,049)	(1,101,186)	(50,473)	(538,567)
Class C	(59,866)	(622,044)	(51,780)	(560,128)
Class AARP	(784,072)	(8,039,964)	(1,145,258)	(12,395,671)
Class S	(1,340,617)	(13,763,408)	(1,206,113)	(13,176,334)
		$ (29,385,951)		$ (30,841,148)
Net increase (decrease)
Class A	50,461	$ 449,729	255,969	$ 2,884,562
Class B	144,104	1,498,234	79,303	870,976
Class C	100,416	1,037,266	15,952	178,017
Class AARP	(412,154)	(4,203,617)	(752,928)	(8,076,536)
Class S	82,367	895,342	130,340	1,389,360
		$ (323,046)		$ (2,753,621)

Pathway Moderate Portfolio

The following table summarizes share and dollar activity in the Portfolio:

	Year Ended August 31, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,826,807	$ 17,027,198	1,853,595	$ 18,918,635
Class B	366,578	3,421,285	231,305	2,380,339
Class C	217,681	2,041,616	181,011	1,870,761
Class AARP	165,482	1,539,780	176,248	1,833,680
Class S	2,990,890	27,654,881	3,916,369	40,307,762
		$ 51,684,760		$ 65,311,177
Shares issued to shareholders in reinvestment of distributions
Class A	70,165	$ 642,730	48,063	$ 494,086
Class B	14,384	131,515	12,505	128,448
Class C	5,695	52,082	4,296	44,084
Class AARP	8,321	76,057	8,608	88,316
Class S	453,025	4,127,912	547,615	5,613,449
		$ 5,030,296		$ 6,368,383
Shares redeemed
Class A	(872,808)	$ (8,130,784)	(838,526)	$ (8,449,272)
Class B	(276,738)	(2,594,804)	(188,009)	(1,903,464)
Class C	(99,165)	(915,385)	(107,776)	(1,114,855)
Class AARP	(144,992)	(1,342,023)	(227,862)	(2,356,203)
Class S	(7,384,863)	(68,036,690)	(7,977,387)	(81,149,277)
		$ (81,019,686)		$ (94,973,071)
Net increase (decrease)
Class A	1,024,164	$ 9,539,144	1,063,132	$ 10,963,449
Class B	104,224	957,996	55,801	605,323
Class C	124,211	1,178,313	77,531	799,990
Class AARP	28,811	273,814	(43,006)	(434,207)
Class S	(3,940,948)	(36,253,897)	(3,513,403)	(35,228,066)
		$ (24,304,630)		$ (23,293,511)

Pathway Growth Portfolio

The following table summarizes share and dollar activity in the Portfolio:

	Year Ended August 31, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	937,164	$ 9,337,305	1,046,261	$ 12,137,172
Class B	428,538	4,272,539	271,088	3,164,493
Class C	179,182	1,804,853	144,808	1,676,853
Class AARP	272,002	2,816,473	360,832	4,236,651
Class S	1,893,245	19,044,109	3,844,567	45,619,249
		$ 37,275,279		$ 66,834,418
Shares issued to shareholders in reinvestment of distributions
Class A	25,317	$ 249,863	51,374	$ 631,891
Class B	5,148	49,935	21,327	261,041
Class C	1,871	18,148	6,958	85,165
Class AARP	90,251	879,949	200,186	2,464,295
Class S	140,822	1,373,014	269,394	3,318,875
		$ 2,570,909		$ 6,761,267
Shares redeemed
Class A	(555,849)	$ (5,563,531)	(760,209)	$ (8,652,415)
Class B	(231,296)	(2,306,394)	(196,790)	(2,258,035)
Class C	(98,014)	(965,986)	(96,976)	(1,136,240)
Class AARP	(1,074,324)	(10,687,707)	(1,737,540)	(19,975,883)
Class S	(3,183,499)	(31,643,225)	(4,206,725)	(49,614,021)
		$ (51,166,843)		$ (81,636,594)
Net increase (decrease)
Class A	406,632	$ 4,023,637	337,426	$ 4,116,648
Class B	202,390	2,016,080	95,625	1,167,499
Class C	83,039	857,015	54,790	625,778
Class AARP	(712,071)	(6,991,285)	(1,176,522)	(13,274,937)
Class S	(1,149,432)	(11,226,102)	(92,764)	(675,897)
		$ (11,320,655)		$ (8,040,909)

Report of Independent Auditors

To the Trustees of Scudder Pathway Series and the Shareholders of Scudder Pathway Series: Conservative, Moderate, and Growth Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pathway Series: Conservative, Moderate, and Growth Portfolios (the three portfolios constituting the Scudder Pathway Series) (the "Funds") at August 31, 2003 and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Pathway Conservative, Pathway Moderate and Pathway Growth Portfolios designate $300,000, $700,000 and $800,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Janet C. Campagna (46) Vice President, 2002-present	Managing Director, Deutsche Asset Management (1999-present); prior thereto, investment strategist and manager of Asset Allocation Strategies Group at Barclays Global Investors; global asset allocation research director, First Quadrant Corp.
n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Inna Okounkova (36) Vice President, 2002-present	Vice President, Deutsche Asset Management (1999-present). Joined Deutsche Asset Management in 1999 as quantitative analyst.	n/a
Charles A. Rizzo (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Nasdaq Symbol	CUSIP Number	Fund Number
Conservative Portfolio - Class A	SUCAX	811189-877	480
Conservative Portfolio - Class B	SUCBX	811189-869	680
Conservative Portfolio - Class C	SUCCX	811189-851	780
Moderate Portfolio - Class A	SPDAX	811189-844	481
Moderate Portfolio - Class B	SPDBX	811189-836	681
Moderate Portfolio - Class C	SPDCX	811189-828	781
Growth Portfolio - Class A	SUPAX	811189-810	482
Growth Portfolio - Class B	SUPBX	811189-794	682
Growth Portfolio - Class C	SUPCX	811189-786	782

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Ticker Symbol	Fund Number
Pathway Conservative Portfolio - Class AARP	APWCX	180
Pathway Conservative Portfolio - Class S	SCPCX	080
Pathway Moderate Portfolio - Class AARP	SPWBX	181
Pathway Moderate Portfolio - Class S	SPBAX	081
Pathway Growth Portfolio - Class AARP	APWGX	182
Pathway Growth Portfolio - Class S	SPGRX	082

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  August 31, 2003,  the Scudder  Pathway  Series has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its President and Treasurer and its Chief Financial  Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Pathway Conservative Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Pathway Conservative Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               October 22, 2003
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Pathway Growth Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Pathway Growth Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               October 22, 2003
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Pathway Moderate Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Pathway Moderate Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               October 22, 2003
                                    ---------------------------